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Exhibit 99.1

MODIFICATION OF WAIVER AND
SECOND AMENDMENT TO CREDIT AGREEMENT
(TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)

        THIS MODIFICATION OF WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is dated as of August 31, 2004 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the "Borrower"), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and CALYON NEW YORK BRANCH (successor by merger to CREDIT LYONNAIS NEW YORK BRANCH), as the Syndication Agent (the "Syndication Agent"), BANK ONE, NA and COMERICA BANK, as the Co-Documentation Agents (the "Co-Documentation Agents").

GENERAL RECITALS

        WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 1997, as amended and restated through November 10, 2003, and as amended by that certain Waiver And First Amendment To Credit Agreement (the "Waiver and First Amendment") dated as of April 5, 2004 (and as hereafter amended, restated, supplemented or modified, the "Credit Agreement");

        WHEREAS, the Lenders and Borrower desire (1) to modify certain provisions of the Waiver and First Amendment, and (2) to amend certain provisions of the Credit Agreement as provided herein; and

        WHEREAS, except as otherwise provided in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment, and all references to Sections in this Amendment which do not refer to a specific document shall be deemed to refer to the Credit Agreement.

AGREEMENT

        NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

        1.     Modification of Waiver And First Amendment.

          (a)   Modification of Recitals (Section 1(a) of Waiver and First Amendment).

            1.     Paragraph 3 of Section 1(a) (Recitals) of the Waiver and First Amendment is hereby amended and restated to read as follows:

              "3. As a result of the Restatements, the Loan Parties cannot finalize and deliver their Annual Financial Statements for their fiscal year ending December 31, 2003 (the "2003 Annual Statements") by the due date therefor under Section 7.3.2 of the Credit Agreement and expect that they will not be able to finalize and deliver their Quarterly Financial Statements for their fiscal quarters ending March 31, 2004 (the "March 31, 2004 Quarterly Statements"), June 30, 2004 (the "June 30, 2004 Quarterly Statements") or September 30, 2004 (the "September 30, 2004 Quarterly Statements") by the due dates therefor under Section 7.3.1 of the Credit Agreement."

          (b)   Modification of Waiver (Section 1(b) of Waiver and First Amendment).

            Section 1(b) (Waivers and Agreement) of the Waiver and First Amendment is hereby amended and restated to read as follows:

            "(b) Waivers and Agreement.

              Subject to the agreements and conditions set forth in Section 1(c) [Agreements] and Section 2 [Amendments] of this Amendment, and the other terms of this Amendment, the Lenders hereby waive (i) the requirement that the Loan Parties deliver, on the due dates therefor under Section 7 of the Credit Agreement, the 2003 Annual Statements, the March 31, 2004 Quarterly Statements, the June 30, 2004 Quarterly Statements, and the September 30, 2004 Quarterly Statements and the Compliance Certificates which are due concurrently with the delivery of such statements, (ii) the provisions of Sections 5.1.19 and 7.1.9 of the Credit Agreement to the extent the failure to file the 2003 Form 10-K in a timely manner constitutes a violation of the representations, warranties and covenants contained in Sections 5.1.19 and 7.1.9 of the Credit Agreement and (iii) the provisions of Section 5.1.9 and Section 7.1.7 of the Credit Agreement to the extent the Restatements cause the financial statements of the Borrower and its consolidated Subsidiaries not to meet the requirements of Section 5.1.9 of the Credit Agreement or reflect that the Borrower failed to maintain adequate books and records as required by Section 7.1.7 of the Credit Agreement and hereby waive any Potential Default or Event of Default which might otherwise be occasioned by any of the foregoing; provided however, that the Lenders do not waive any Potential Default or Event of Default resulting from the breach of any financial covenants contained in Sections 7.2.16, 7.2.17 or 7.2.18 of the Credit Agreement occasioned by any of the foregoing. In addition, the Lenders hereby acknowledge and agree that the events described in Section 1(a)6 of this Amendment will not constitute a Potential Default or an Event of Default under the Credit Agreement unless and until the related notice as required by the Indenture has been given by the trustee under the related Indentures or the holders of the notes issued under the applicable Indentures and the related cure period in the Indentures has expired. To the extent any waiver contained herein relates to any representation or warranty contained in the Credit Agreement, any renewal of the representations and warranties required by the Credit Agreement shall mean that such representations and warranties are true and correct except to the extent such representations and warranties have been waived or modified hereby."

          (c)   Modification of Agreements (Section 1(c) of Waiver and First Amendment).

            Section 1(c) (Agreements) of the Waiver and First Amendment is hereby amended and restated to read as follows:

            "(c) Agreements.

              In consideration of the waivers in Section 1(b) of this Amendment, the Loan Parties hereby agree as follows:

              (1)   Draft Annual Statements for 2003. The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal year ended December 31, 2003 (the "Draft Annual Statements for 2003") on or before the later of the effective date hereof or April 5, 2004. The Draft Annual Statements for 2003 shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statements of income and cash flows and consolidated stockholders' equity for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by the Borrower to reflect the Borrower's financial condition and results of operations in all material respects as of and for the period ended December 31, 2003, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements;

              (2)   Draft Quarterly Statements for First Three Quarters of 2004. The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal quarters ended March 31, 2004 (the "Draft March 31, 2004 Statements") on or before May 20, 2004, for the fiscal quarter ended June 30, 2004 (the "Draft June 30, 2004 Statements") on or before August 19, 2004, and for the fiscal quarter ended September 30, 2004 (the "Draft September 30, 2004 Statements") on or before November 19, 2004. The Draft March 31, 2004 Statements, Draft June 30, 2004 Statements and Draft September 30, 2004 Statements shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, and cash flows for the fiscal quarter then ended and the fiscal year through that date and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year, all in reasonable detail and certified by the Borrower to reflect the Company's financial condition and results of operations for the related period, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements and to any normal year-end audit adjustments;

              (3)   Compliance Certificates Based on Draft Statements. Concurrently with their delivery of each of their Draft Annual Statements for 2003, Draft March 31, 2004 Statements, Draft June 30, 2004 Statements and Draft September 30, 2004 Statements (collectively, the "Draft Statements"), the Loan Parties shall deliver to the Administrative Agent and to the Lenders a Compliance Certificate in the form required by Section 7.3.3 [Compliance Certificate], but is based on the results contained in the applicable Draft Statements and is subject to the qualifications in the last clause of each of Sections 1(c)(1) and 1(c)(2) (each beginning ", subject to. .."). Compliance by the Loan Parties with their covenants, including their financial covenants, under the Credit Agreement shall be measured based on the Draft Statements and the Compliance Certificates delivered with such Draft Statements (as if such Draft Statements and Compliance Certificates were finalized versions), until the finalized financial statements and related Compliance Certificates have been delivered pursuant to Section 1(c)(4) of this Amendment, at which time such compliance shall be measured by such finalized financial statements and Compliance Certificates;

              (4)   Finalized Financial Statements and Compliance Certificates Due by December 31, 2004. On or before December 31, 2004, the Loan Parties shall deliver to the Administrative Agent and to the Lenders the following:

                (i)    their 2003 Annual Statements, March 31, 2004 Quarterly Statements, June 30, 2004 Quarterly Statements and September 30, 2004 Quarterly Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Sections 7.3.2 and 7.3.1, as applicable, of the Credit Agreement (including, in the case of the 2003 Annual Statements, the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement);

                (ii)   concurrently with the delivery of each of their 2003 Annual Statements, March 31, 2004 Quarterly Statements, June 30, 2004 Quarterly Statements and September 30, 2004 Quarterly Statements, the Loan Parties shall deliver a

        Compliance Certificate based on the results contained in the statements that are then being delivered.

              (5)   Pricing.

              The provisions of this clause (5) shall apply until the later of (1) the Compliance Date (as defined below) or (2) the date on which the senior secured debt of the Borrower is rated BB- or higher by Standard & Poor's or Ba3 or higher by Moody's. Notwithstanding the provisions contained in Schedule 1.1(A) (Pricing Grid) of the Credit Agreement (which permits the Applicable Margin and Applicable Commitment Fee Rate to increase or decrease at such times and based on the criteria set forth in such Schedule 1.1(A)), the Applicable Margin and Applicable Commitment Fee Rate shall be Level V (so that the Applicable Commitment Fee Rate shall be .375%, the Applicable Margin under the Base Rate Option shall be .75% and the Applicable Margin under the Euro-Rate Option shall be 2.25% during such period). Following the date described in the first sentence of this clause (5) above, the Applicable Margin and Applicable Commitment Fee Rate shall again be determined solely by the provisions contained in Schedule 1.1(A) (Pricing Grid) of the Credit Agreement.

              (6)   Limitation on Certain Transactions. Prior to the Compliance Date, the Loan Parties shall not be permitted to do or engage in any of the following:

                (i)    Permitted Acquisitions. Except those set out on Exhibit A attached hereto, engage in any Permitted Acquisitions provided in Section 7.2.7 [Liquidations, Mergers, Consolidations, Acquisitions] of the Credit Agreement.

                (ii)   Dividends. Make or pay any dividends described in, or pursuant to, clause (iii) of Section 7.2.5 [Dividends, Distributions and Stock Repurchases].

                (iii)  Stock Purchases. Engage in any [Stock Purchases] described in, or pursuant to, clause (iv) of Section 7.2.5.

                (iv)  Repayments of Other Indebtedness. Make any optional payment or optional prepayment on, or optional redemption or purchase of, any of its Permitted Subordinated Indebtedness or its 8 3/8% Notes, 6 3/8% Notes or Permitted Unsecured Indebtedness. The Loan Parties may repay the remaining unpaid principal amount of its 5% Notes on the maturity date thereof provided that on the date of such repayment and after giving effect to such repayment, the positive difference between the Commitments and the Facility Usage exceeds $50,000,000.

              (7)   Violation of Agreements in this Section 1(c). Any breach of any agreement in clauses (1), (2) or (3) of this Section 1(c) shall constitute an Event of Default if not cured within 10 days following the occurrence thereof. Any breach of any agreement in clauses (4) or (6) of this Section 1(c) shall be deemed a violation of a negative covenant subject to Section 8.1.3 [Breach of Negative Covenants or Visitation Rights] of the Credit Agreement (and as such shall result in an Event of Default upon the occurrence thereof.

              (8)   Compliance Date. Upon the date that the Loan Parties comply with the provisions of clauses (1) through (4) of this Section 1(c), the matters set forth in Section 1(b) of this Amendment shall be permanently waived and the amendments contemplated by Section 2 of this Amendment shall terminate and be of no further force and effect., The date upon which the Loan Parties comply with such provisions is referred to as the "Compliance Date."

          (d)   Modification of Amendments (Section 2 of Waiver and First Amendment).

            Section 2(b) (Amendments—Event of Default—Restatement Adjustments) of the Waiver and First Amendment is hereby amended and restated to read as follows:

            "(b) Event of Default—Restatement Adjustments (New Section 8.1.4A).

            A new Section 8.1.4A is hereby added to Section 8.1 [Events of Default] and shall follow immediately after Section 8.1.4 and before Section 8.1.5 and shall read as follows:

            "8.1.4A Restatement Adjustments.

            The Borrower determines that the Restatement Adjustments will exceed $200,000,000."

        2.     Consent to Sale of Eastern Division.

          (a)   Recitals.

            1.     The Borrower is considering the sale of its "Eastern Division" by the sale of the stock of, or assets owned or held by, or a combination of the stock and assets of or held by, Well Tech Eastern Inc., a Delaware corporation, Key Energy Services Company, a Nova Scotia company, and Kalkaska Oilfield Services, Inc., a Michigan corporation, consisting of well servicing businesses serving the following states: Michigan, Indiana, West Virginia, and New York.

            2.     the book value of such assets shall not exceed $65,000,000.

            3.     clause (xi) of Section 7.2.8 (Disposition of Assets or Subsidiaries) reads as follows:

      "(xi) Any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (x) above, which is approved by the Required Lenders."

            4.     the Loan Parties request approval of the sale of the Eastern Division by the Required Lenders under such clause (xi).

          (b)   Consent.

            The Lenders hereby approve of the sale of the Eastern Division under clause (xi) of Section 8.2.6 of the Credit Agreement, subject to the following conditions.

            1.     The Loan Parties are in compliance with the Credit Agreement, and there exists no Potential Default or Event of Default, after giving effect to such sale and the recitals included in Section 2(a) of this Amendment are true in correct.

            2.     At least ten (10) Business Days prior to such sale, the Loan Parties shall notify the Administrative Agent of such sale and deliver copies of the agreements of sale (or current drafts thereof) relating to such sale.

The Agent is authorized to take all take such actions as may be required or reasonably requested by the Borrower to evidence the release of its Liens in the assets comprising the Eastern Division in connection with such sale.

        3.     Representations.

        The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective Date (defined below), after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or

Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

        4.     Conditions to Effectiveness of this Amendment.

        This Amendment shall become effective on the date on which all of the following conditions have occurred:

          (a)   Execution and Delivery. The Administrative Agent (or its counsel) shall have received a copy of this Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent;

          (b)   Representations and Warranties. The representations and warranties in Section 4 of this Amendment shall be true and correct and, after giving effect to this Amendment, no Potential Default or Event of Default shall exist and be continuing.

          (c)   Fee. The Borrower shall have paid to the Administrative Agent for the account of each Lender which delivers to the Administrative Agent (or the Administrative Agent's counsel as instructed by the Administrative Agent) such Lender's signed signature page to this Amendment on or before the close of business on August 31, 2004 a fee in the amount of .25% times such Lender's Commitment.

        5.     Miscellaneous.

          (a)   Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the Waiver and First Amendment not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement, the Waiver and First Amendment and the other Loan Documents are and shall remain in full force and effect.

          (b)   Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          (c)   Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile) by the parties hereto, each of which counterparts (whether by facsimile or otherwise) when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          (d)   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

[SIGNATURE PAGE 1 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KEY ENERGY SERVICES, INC.
By:	/s/ Royce W. Mitchell
Name:	Royce W. Mitchell
Title:	Executive Vice President and CFO

[SIGNATURE PAGE 2 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Managing Director

[SIGNATURE PAGE 3 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association,, individually and as Co-Lead Arranger
By:	/s/ Eric R. Hollingsworth
Name:	Eric R. Hollingsworth
Title:	Vice President

[SIGNATURE PAGE 4 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

CALYON NEW YORK BRANCH, individually and as Syndication Agent
By:	/s/ Philippe Soustra
Name:	Philippe Soustra
Title:	Executive Vice President
By:	/s/ Attila Coach
Name:	Attila Coach
Title:	Managing Director

[SIGNATURE PAGE 5 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK ONE, NA, individually and as Co-Documentation Agent
By:	/s/ Jane Bek Keil
Name:	Jane Bek Keil
Title:	Director

[SIGNATURE PAGE 6 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, individually and as Co-Documentation Agent
By:	/s/ Kenyatta Gibbs
Name:	Kenyatta Gibbs
Title:	Vice President—Texas Division

[SIGNATURE PAGE 7 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS
By:	/s/ Mark A. Cox
Name:	Mark A. Cox
Title:	Director
By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Vice President

[SIGNATURE PAGE 8 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Robert Kadlick
Name:	Robert Kadlick
Title:	Duly Authorized Sigantory

[SIGNATURE PAGE 9 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

HIBERNIA NATIONAL BANK
By:	/s/ Stephen Birnbaum
Name:	Stephen Birnbaum
Title:	Vice President

[SIGNATURE PAGE 10 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES
By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Vice President and General Manager
By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Vice President and Group Manager

[SIGNATURE PAGE 11 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

INTENTIONALLY OMITTED

[SIGNATURE PAGE 12 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

SOUTHWEST BANK OF TEXAS, N.A.
By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Banking Officer

[SIGNATURE PAGE 13 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION CORP.*
DAWSON PRODUCTION MANAGEMENT, INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA, INC.
KEY ENERGY SERVICES-SOUTH TEXAS, INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
Q SERVICES, INC.
Q.V. SERVICES, INC.
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.
By:	/s/ Royce W. Mitchell
Name:	Royce W. Mitchell
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 14 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING BENEFICIAL, LP
by the sole general partner, Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner, Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, LP
by the sole general partner, Key Energy Drilling, Inc.
Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner, Q.V. Services, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner, Unitrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, LP
by the sole general partner, WellTech Mid-Continent, Inc.
YALE E. KEY BENEFICIAL, LP
by the sole general partner, Yale E. Key, Inc.
By:	/s/ Royce W. Mitchell
Name:	Royce W. Mitchell
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 15 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

KEY ENERGY PRESSURE PUMPING SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
KEY ENERGY FISHING & RENTAL SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
By:	/s/ Royce W. Mitchell (SEAL)
Name:	Royce W. Mitchell
Title:	Vice President of Q Services, Inc., the sole member of each sole general partner listed above

[SIGNATURE PAGE 16 OF 16 TO MODIFICATION OF
WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING, LLC
KEY ENERGY DRILLING, LLC
Q ENERGY SERVICES, L.L.C.
Q OIL & GAS SERVICES, LLC
Q.V. SERVICES, LLC
UNITRAK SERVICES, LLC
YALE E. KEY, LLC
WELLTECH MID-CONTINENT, LLC
KEY ENERGY SHARED SERVICES, LLC
By:	/s/ Richard J. Alario
Name:	Richard J. Alario
Title:	Manager of each limited liability company listed above

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  Exhibit 99.1
MODIFICATION OF WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)
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